Exhibit 32

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Intelli-Check, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 10-K for the year ended December 31, 2004 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:          March 30, 2005                 /s/ Frank Mandelbaum
                                               ---------------------------------
                                               Name:    Frank Mandelbaum
                                               Title:   Chief Executive Officer

Dated:          March 30, 2005
                                               /s/ Edwin Winiarz
                                               ---------------------------------
                                               Name:    Edwin Winiarz
                                               Title:   Chief Financial Officer



      The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.